UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 4, 2011

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 North Mary Avenue

Sunnyvale, California 94085

(408) 220-2200

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 5, 2011, Blue Coat Systems, Inc. (the “Company”) issued a press release announcing updated guidance for its fourth fiscal 2011 quarter ended April 30, 2011. A copy of the Company’s press release announcing its updated guidance is attached hereto as Exhibit 99.1.

The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 5, 2011, the Company announced that Brian M. NeSmith, former Chief Product Officer, and David de Simone, former Senior Vice President, Products & Technology, each ceased to serve as executive officers of the Company on May 4, 2011, and that their employment with the Company will terminate June 30, 2011.

The Company has entered into a separation agreement with each of Mr. NeSmith and Mr. de Simone. Mr. NeSmith’s separation agreement provides for payment to him of a lump sum severance payment of $190,000, representing six months base salary. Mr. de Simone’s separation agreement provides for payment to him of a lump sum severance payment of $170,000, representing six months base salary. In exchange for the severance payment, each individual has released all claims against the Company.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release of Blue Coat Systems, Inc., dated May 5, 2011, announcing new product groups, executive departures and updated guidance for the fourth fiscal 2011 quarter ended April 30, 2011.

99.2	Separation agreement, dated May 4, 2011, between Brian M. NeSmith and Blue Coat Systems, Inc.

99.3	Separation agreement, dated May 4, 2011, between David de Simone and Blue Coat Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

DATE: May 5, 2011	By:	/s/ Michael J. Borman

Michael J. Borman President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Blue Coat Systems, Inc., dated May 5, 2011, announcing new product groups, executive departures and updated guidance for the fourth fiscal 2011 quarter ended April 30, 2011

99.2	Separation agreement, dated May 4, 2011, between Brian M. NeSmith and Blue Coat Systems, Inc.

99.3	Separation agreement, dated May 4, 2011, between David de Simone and Blue Coat Systems, Inc.